POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints W. Scott Jardine, Esq. and James A. Bowen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of FT Defined Portfolios LLC (the "Company"), to file any request for exemptive relief from state and federal regulations, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 11th day of December, 2000.

                                                          By: /s/ James A. Bowen
                                                            Name: James A. Bowen



                                Power of Attorney

         Know All Persons by These Presents, that the undersigned constitutes and appoints W. Scott Jardine, Esq. and James A. Bowen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of FT Defined Portfolios LLC (the "Company"), to file any request for exemptive relief from state and federal regulations, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         In Witness Whereof, the undersigned has executed this Power of Attorney on the 11th day of December, 2000.

                                                     By: /s/ Richard E. Erickson
                                                       Name: Richard E. Erickson


                                Power of Attorney

         Know All Persons by These Presents, that the undersigned constitutes and appoints W. Scott Jardine, Esq. and James A. Bowen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of FT Defined Portfolios LLC (the "Company"), to file any request for exemptive relief from state and federal regulations, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         In Witness Whereof, the undersigned has executed this Power of Attorney on the 11th day of December, 2000.

                                                         By: /s/ Niel B. Nielson
                                                           Name: Niel B. Nielson


                                Power of Attorney

         Know All Persons by These Presents, that the undersigned constitutes and appoints W. Scott Jardine, Esq. and James A. Bowen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of FT Defined Portfolios LLC (the "Company"), to file any request for exemptive relief from state and federal regulations, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         In Witness Whereof, the undersigned has executed this Power of Attorney on the 11th day of December, 2000.

                                                   By: /s/ Patrick M. Fitzgerald
                                                     Name: Patrick M. Fitzgerald


                                Power of Attorney

         Know All Persons by These Presents, that the undersigned constitutes and appoints W. Scott Jardine, Esq. and James A. Bowen and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission, any amendment to the registration statement of FT Defined Portfolios LLC (the "Company"), to file any request for exemptive relief from state and federal regulations, to perform on behalf of the Company any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         In Witness Whereof, the undersigned has executed this Power of Attorney on the 11th day of December, 2000.

                                                        By: /s/ Robert J. Bartel
                                                          Name: Robert J. Bartel